Exhibit 99.1
                                                                    ------------
                                  NEWS RELEASE

           Press Contact:  Bob McMullan
                           Chief Financial Officer
                           GlobespanVirata, Inc.
                           +1-732-345-7558


              GlobespanVirata Announces Results For Fourth Quarter
                             Revenues $51.1 Million


    Red Bank, New Jersey -- January 30, 2003 --  GlobespanVirata,  Inc. (NASDAQ:
GSPN), a leading provider of integrated circuits, software, and system designs for broadband communication applications, today announced its results for the fourth quarter and year ended December 31, 2002.

     GlobespanVirata reported net revenues of $51,130,000 for the fourth quarter of 2002, a decrease of 7% from net revenues of $54,850,000 for the fourth quarter of 2001, and a sequential increase of 8% from net revenues of $47,391,000 for the third quarter of 2002.

     Net loss and basic loss per share were $38,806,000 and $0.30, respectively, for the fourth quarter of 2002, compared to a net loss and basic loss per share of $132,237,000 and $1.53, respectively, for the fourth quarter of 2001 and a net loss and basic loss per share of $31,216,000 and $0.23, respectively, for the third quarter of 2002.

     For the year ended December 31, 2002, net revenues were $228,868,000 and net loss and basic loss per share were $654,967,000 and $4.82, respectively. This compares to net revenues of $264,850,000 and net loss and basic loss per share of $377,521,000 and $4.98, respectively, for the year ended December 31, 2001.

     GlobespanVirata also reports net income (loss) and diluted earnings (loss) per share on a pro forma non-GAAP basis, which excludes the effects of non-cash acquisition charges, restructuring and other charges, provisions for excess and obsolete inventory, asset impairment charges and certain other non-cash expenses, includes income taxes at a pro forma non-GAAP effective tax rate of 40% and assumes the conversion of the $130,000,000 of convertible subordinated notes. A reconciliation of the GAAP unaudited statement of operations net loss to the pro forma non-GAAP net loss is included in the tables attached to this press release.

     For the fourth quarter of 2002, pro forma non-GAAP net loss and pro forma non-GAAP diluted loss per share were $5,579,000 and $0.04, respectively. This compares to a pro forma non-GAAP net loss and pro forma non-GAAP breakeven per share of $9,000 and $0.00, respectively, for the fourth quarter of 2001 and a pro forma non-GAAP net loss and pro forma non-GAAP diluted loss per share of $8,999,000 and $0.06, respectively, for the third quarter of 2002.

     For the year ended December 31, 2002, pro forma non-GAAP net loss and pro forma non-GAAP diluted loss per share were $26,291,000 and $0.18, respectively. This compares to a pro forma non-GAAP net income and pro forma non-GAAP diluted earnings per share of $7,016,000 and $0.08, respectively, for the year ended December 31, 2001.

     GlobespanVirata uses the pro forma non-GAAP reporting to evaluate its operating performance and believes this presentation provides its investors with additional insights into its underlying operating results.

     As previously communicated, in connection with the Company's merger with Virata Corporation completed during the fourth quarter of 2001, the Company formulated a reorganization plan, which consisted primarily of eliminating redundant positions and consolidating its worldwide facilities. The Company continues to implement this reorganization plan and recorded workforce reduction and facility consolidation charges totaling $17,632,000 during the fourth quarter of 2002.

GlobespanVirata Teleconference for Investors

     GlobespanVirata will hold a conference call for investors at 5:00 PM Eastern Time on January 30, 2003 to discuss its business, fourth quarter, and year end 2002 results. GlobespanVirata will also provide a live webcast of the conference call through its web site at http://www.globespanvirata.com by following the links to GlobespanVirata's quarterly conference call.

     GlobespanVirata will also provide a re-broadcast of the conference call through the above website links beginning at 8:00 PM Eastern Time on January 30, 2003.

About GlobespanVirata

     GlobespanVirata is a leading provider of integrated circuits, software and system designs for broadband applications that enable the high-speed transmission of data, voice and video over copper telephone lines. GlobespanVirata delivers complete high speed, cost effective and flexible DSL chipset solutions to more than 300 global customers that manufacture broadband access equipment for businesses and consumers.

     GlobespanVirata is one of the world's largest organizations dedicated to DSL and related broadband technology. The Company applies the industry's longest history in DSL research and development, as well as over 15 years of field experience, to offer unparalleled customer support and to successfully bring its proven broadband solutions to market.

     GlobespanVirata is headquartered at 100 Schulz Drive, Red Bank, New Jersey 07701 and can be reached at +1-732-345-7500 or at www.globespanvirata.com. The GlobespanVirata name and logo are trademarks of GlobespanVirata, Inc.

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995.

     Except for historical information contained herein, this press release contains forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934 that involves significant risks and uncertainties, and is subject to the safe harbors created by this section. Actual events may differ materially from those projected in these forward-looking statements. Factors that might cause a difference include, but are not limited to, the general slowdown in spending in the telecommunications industry, customer implementation plans, risks of price competition among DSL chip set suppliers, risks of customer loss or decreases in purchases by significant customers, risks of dependence upon third-party suppliers, risks of integrating acquisitions (including the GlobeSpan-Virata merger), risks due to rapid changes in the market for DSL chip sets, market acceptance of new products, ability of leading equipment manufacturers to incorporate our products into successful products, ability of telecommunication service providers to market and sell DSL services, uncertainties concerning the continued impact of competitive products, risks due to limited protection of our intellectual property, uncertainties concerning continued service of our key employees, risks of operating in international markets and general market, economic, regulatory and business conditions. We refer you to the documents GlobespanVirata files from time to time with the Securities and Exchange Commission, in particular the most recent quarterly reports on Form 10-Q and annual reports on Form 10-K of GlobespanVirata. GlobespanVirata undertakes no obligation to revise or update publicly the forward-looking information contained in this press release for any reason.

                                                       Table 1 of 4
GlobespanVirata, Inc.
Consolidated Statements of Operations - Unaudited GAAP
(in thousands, except per share data)

                                                                        For the Three Months Ended     For The Twelve Months Ended
                                                                       December 31,   December 31,    December 31,     December 31,
                                                                          2002           2001            2002            2001
                                                                        ---------------------------   -----------------------------
Net product revenues                                                    $   51,130    $   54,850      $   225,368       $   249,459
Cancellation revenues                                                          -              -             3,500            15,391
                                                                        ----------    ----------       -----------      -----------
Net revenues                                                            $   51,130        54,850          228,868           264,850
  Cost of sales                                                             26,124        22,156          111,924           107,779
  Cost of sales - Provision for excess and obsolete inventory                  -          43,885              -              80,852
  Cost of sales related to cancellation revenues                               -             -                -               1,075
                                                                        ----------    ----------       ----------       -----------
Total cost of sales                                                         26,124        66,041          111,924           189,706
                                                                        ----------    ----------       ----------       -----------
Gross profit                                                                25,006       (11,191)         116,944            75,144
                                                                        ----------    ----------       ----------       -----------
Operating expenses:
  Research and development (including non-cash compensation                 31,785        31,080          155,927           132,775
  of $1,437 and $28,631 for the three and twelve months ended
  December 31, 2002, respectively, and $5,828 and $22,920 for the three and twelve months ended December 31, 2001, respectively.)
Selling, general and administrative (including non-cash                     10,591        10,537           50,268            43,983
  compensation of $160 and $2,293 for the three and twelve months ended December 31, 2002, respectively, and $1,487 and $3,851 for the three and twelve months ended December 31, 2001, respectively.)
Amortization of intangible assets                                            5,441        54,298           32,730           209,178
Restructuring and other charges                                             17,632           -             37,832            44,752
Impairment of goodwill and other acquired intangible assets                    -             -            493,620               -
In process research and development                                            -          21,000              -              21,000
                                                                        ----------    ----------       ----------       -----------
Total operating expenses                                                    65,449       116,915          770,377           451,688
                                                                        ----------    ----------       ----------       -----------
Loss from continuing operations                                            (40,443)     (128,106)        (653,433)         (376,544)

Interest and other income, net                                              (1,637)          343           (6,690)             (442)
Foreign exchange loss                                                          -             -                 38               -
                                                                        -----------    ----------      -----------       -----------
Loss from continuing operations before income taxes                        (38,806)     (128,449)        (646,781)         (376,102)
Provision (benefit) for income taxes                                           -           1,349              260            (4,111)
                                                                        -----------    ----------      -----------       -----------
Net Loss from continuing operations                                        (38,806)     (129,798)        (647,041)         (371,991)
Discontinued Operations (Note 1)
  Net loss from operations of discontinued businesses (including               -          (2,439)          (7,926)           (5,530)
  net loss on the sale of the video compression business of $3,887)     -----------    ----------      -----------       -----------
Net Loss                                                                $  (38,806)    $(132,237)      $(654,967)        $ (377,521)
                                                                        ===========    ==========      ==========        ===========
Other comprehensive (gain) loss:
  Unrealized (gain) loss on marketable securities                             (211)          (88)         (1,733)               (88)
     Foreign currency translation (gain) loss                                 (607)          (76)         (1,357)              (111)
                                                                        -----------    ----------      -----------       -----------
Comprehensive loss                                                      $  (37,988)    $(132,073)      $(651,877)         $(377,322)
                                                                        ===========    ==========      ==========        ===========
Basic and diluted loss per share:
  Net loss from continuing operations                                   $    (0.30)    $   (1.50)      $   (4.76)         $   (4.91)
  Net loss from discontinued operations                                       -            (0.03)          (0.06)             (0.07)
                                                                        -----------    ----------      -----------       -----------
  Net Loss                                                              $    (0.30)    $   (1.53)      $   (4.82)         $   (4.98)
                                                                        ===========    ==========      ==========        ===========
Weighted average shares of common stock outstanding
  used in computing basic and diluted loss per share                       129,522        86,350         135,934             75,796
                                                                        ===========    ==========      ==========        ===========


Note 1: In accordance with Statement of Financial Accounting Standard No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the results of our Video Compression and Emweb businesses have been reported as discontinued operations for all periods presented prior to the sale or shut down of the respective businesses. Discontinued operations for the twelve months ended December 31, 2002 also includes the loss on sale of the Video Compression business of $3.9 million.

                                  Table 2 of 4
GlobespanVirata, Inc.
Consolidated Statements of Operations - Pro Forma Non-GAAP
(in thousands, except per share data)

                                                                          Pro Forma For                      Pro Forma For
                                                                      The Three Months Ended             The Twelve Months Ended
                                                                 -------------------------------      ---------------------------
                                                                 December 31,       December 31,       December 31,   December 31,
                                                                    2002               2001               2002           2001
                                                                 ------------       ------------       ------------   ------------
Net revenues                                                     $     51,130       $     54,850       $    228,868   $    264,850
Cost of sales                                                          26,124             22,156            111,924        108,854
                                                                 ------------       ------------       ------------   ------------
Gross profit                                                           25,006             32,694            116,944        155,996
                                                                 ------------       ------------       ------------   ------------
Operating expenses:
 Research and development                                              27,720             25,224            127,180        109,558
 Selling, general and administrative                                   10,145              9,050             47,898         40,029
                                                                 ------------       ------------       ------------   ------------
 Total operating expenses                                              37,865             34,274            175,078        149,587
                                                                 ------------       ------------       ------------   ------------
 Income (loss) from operations                                        (12,859)           (1,580)           ( 58,134)         6,409

 Interest income, net                                                  (3,561)           (1,565)           (14,354)        (5,285)
 Foreign exchange loss                                                    -                 -                   38            -
                                                                 --------------     ------------       --------------  -----------
Income (loss) before income taxes                                      (9,298)              (15)           (43,818)         11,694
Provision (benefit) for income taxes                                   (3,719)               (6)           (17,527)          4,678
                                                                 --------------     ------------       --------------  ----------
Net income (loss)                                                $     (5,579)      $        (9)       $   (26,291)   $      7,016
                                                                 ============       ============       ============   ============
Basic earnings (loss) per share - Pro forma                      $      (0.04)      $     (0.00)       $     (0.19)   $       0.09
                                                                 ============       ============       ============   ===========
Diluted earnings (loss) per share - Pro forma                    $      (0.04)      $     (0.00)       $     (0.18)   $       0.08
                                                                 ============       ============       ============   ===========
Weighted average shares of common stock outstanding
 used in computing basic earnings (loss) per share - Pro Forma        134,396            91,224            140,808          78,934
                                                                 ============       ============       ============   ===========
Weighted average shares of common stock outstanding
 used in computing diluted earnings (loss) per share - Pro Forma      135,883            94,646            144,854          83,216
                                                                 ============       ============       ============   ===========

The unaudited consolidated Statements of Operations above exclude acquisition-related expenses of amortization of intangible assets, impairment of goodwill and other acquired intangible assets, and non-cash compensation. The above results also exclude the results of discontinued operations, including the loss on sale of the Video Compression business, payroll taxes with stock exercised by employees provisions for excess and obsolete inventory and restructuring and other charges, reflect a pro forma estimated effective annual tax rate of 40% and assume conversion of the $130.0 million of convertible subordinated notes. See Table 3 of 4 for a complete reconciliation of the Unaudited Statements of Operations.

The weighted average shares of common stock outstanding assume conversion of the $130.0 million of convertible subordinated notes at $26.67 per share. Also, the weighted average shares of common stock outstanding used in computing diluted earnings (loss) per share consider the effect of outstanding options and warrants using the treasury stock method. See Table 3 of 4 for a complete reconciliation of the Unaudited Weighted Average Shares Outstanding to the Unaudited Pro Forma Weighted Average Share Outstanding.

                                  Table 3 of 4

GlobespanVirata, Inc.
Reconciliation of Unaudited Statements of Operations to
Unaudited Pro Forma Non-GAAP Statements of Operations
(in thousands)



                                                                          For the Three Months Ended   For the Twelve Months Ended
                                                                          --------------------------------------------------------
                                                                          December 31,  December 31,   December 31,   December 31,
                                                                             2002          2001            2002           2001
                                                                          -----------   ------------   ------------   ------------
Net loss, unaudited
  statements of operations                                                $  (38,806)   $  (132,237)   $   (654,967)  $  (389,522)

Amortization of intangible
  assets                                                                       5,441         54,298          32,730       209,178

Impairment of goodwill and other acquired intangible assets                      -              -           493,620            -

Non-cash compensation                                                          4,459          7,315         30,924         26,771

Interest expense on the convertible subordinated
  notes                                                                        1,924          1,908          7,664          4,842

Payroll taxes associated
  with stock options
  exercised by employees                                                          52             28            193            400

Difference in Provision
  (Benefit) for income
  taxes                                                                        3,719          1,355         17,787          (8,789)

Provision for excess and
  obsolete inventory                                                             -           43,885            -            80,852

Restructuring and other charges                                               17,632            -           37,832          44,752

In process research and development                                              -           21,000            -               -

Net loss from discontinued operations                                            -            2,439          7,926           5,532

Net income (loss), unaudited                                              ----------    ------------   -----------    ------------
  Pro Forma Non-GAAP Statements of Operations                             $  (5,579)    $        (9)      (26,291)           7,016
                                                                          ==========    ============   ===========    ============

Reconciliation of the Unaudited Weighted Average Shares
   Outstanding to Pro Forma Non-GAAP Weighted Average Shares Outstanding

Weighted average shares of common stock outstanding
   used in computing basic and diluted loss per share                        129,522          86,350      135,934          75,796

Assumed conversion of subordinated redeemable
   convertible notes                                                           4,874           4,874        4,874           3,138
                                                                          ----------    ------------    ---------       ---------
Weighted average shares of common stock outstanding
   used in computing basic earnings (loss) per share - Pro Forma Non-GAAP    134,396          91,224      140,808          78,934

Effect of stock options and warrants                                           1,487           5,422        4,046           4,282
                                                                          ----------    ------------    ---------       ---------
Weighted average shares of common stock outstanding
   used in computing diluted earnings (loss) per share - Pro Forma Non-GAAP  135,883         96,646      144,854          83,216
                                                                          ----------    ------------    ---------       ---------

                                  Table 4 of 4

GlobespanVirata, Inc.
Balance Sheet Data
(in thousands)

                                                December 31,    December 31
                                                    2002           2001
                                                ------------    -----------
Cash and cash equivalents and
  investments                                   $    528,057    $   679,476
Accounts receivable, net                              34,058         22,582
Inventories, net                                      23,932         30,697
Intangible assets, net                                39,087        611,960
Total assets                                         722,990      1,448,930
Subordinated redeemable convertible
     note                                            130,000        130,000
Capital lease obligations, long-term                      12          1,656
Stockholders' equity                                 449,842      1,103,910
